UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

HOKU SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1075 Opakapaka Street Kapolei, Hawaii		96707
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (808) 682-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Update on Polysilicon Plant Financing

On December 5, 2007, Hoku Scientific, Inc. issued a press release announcing that it has signed a non-binding term sheet with Merrill Lynch, Pierce, Fenner & Smith Incorporated, for its wholly-owned subsidiary, Hoku Materials, Inc., to borrow up to $185.0 million to fund the construction and procurement of its planned polysilicon production facility in Pocatello, Idaho, entitled "Hoku Scientific Announces Progress on Financing Polysilicon Plant." The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
    Exhibits.

Exhibit

Number Description

Exhibit 99.1	Press Release, dated December 5, 2007, entitled "Hoku Scientific Announces Progress on Financing Polysilicon Plant."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 5, 2007

Hoku Scientific, Inc.

By:	/s/ Dustin Shindo
Dustin Shindo
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number Description

Exhibit 99.1	Press Release, dated December 5, 2007, entitled "Hoku Scientific Announces Progress on Financing Polysilicon Plant."